[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-F
--------------------------------------------------------------------------------


                              RMBS NEW TRANSACTION




                            COMPUTATIONAL MATERIALS




                          $1,000,000,100 (APPROXIMATE)


                                  MLCC 2003-F
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS



                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER



                          CENDANT MORTGAGE CORPORATION
                                    SERVICER





SEPTEMBER 3, 2003



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-F
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any securities described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgaged-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                                             20% clean
MLCC2003-F-COMPMAT - PRICE/YIELD - A2                                          up call
---------------------------------------------------------                      -------

            Balance      $150,000,000.00            Delay           24         Formula     #NetRate2          WAC    3.112174664
             Coupon                2.903            Dated     9/1/2003             NET      2.862175
             Settle            9/25/2003    First Payment   10/25/2003             WAM           297

              Price                    1                2            3               4             5            6            7
             Prepay               10 CPR           15 CPR       20 CPR          25 CPR        30 CPR       35 CPR       45 CPR
                                 MONTHLY          MONTHLY      MONTHLY         MONTHLY       MONTHLY      MONTHLY      MONTHLY
                              EQUIVALENT       EQUIVALENT   EQUIVALENT      EQUIVALENT    EQUIVALENT   EQUIVALENT   EQUIVALENT
                                   YIELD            YIELD        YIELD           YIELD         YIELD        YIELD        YIELD
           --------                 ----             ----         ----            ----          ----         ----         ----
           102.6000                 2.45             2.28         2.07            1.85          1.62         1.36         0.82
           102.6500                 2.44             2.27         2.06            1.84          1.60         1.34         0.78
           102.7000                 2.44             2.26         2.04            1.82          1.58         1.31         0.74
           102.7500                 2.43             2.25         2.03            1.80          1.55         1.28         0.71
           102.8000                 2.42             2.24         2.02            1.78          1.53         1.25         0.67
           102.8500                 2.41             2.23         2.00            1.76          1.51         1.23         0.63
           102.9000                 2.40             2.21         1.99            1.74          1.49         1.20         0.60
           102.9500                 2.40             2.20         1.97            1.73          1.46         1.17         0.56
           103.0000                 2.39             2.19         1.96            1.71          1.44         1.15         0.52
           103.0500                 2.38             2.18         1.94            1.69          1.42         1.12         0.49
           103.1000                 2.37             2.17         1.93            1.67          1.40         1.09         0.45
           103.1500                 2.36             2.16         1.91            1.65          1.37         1.07         0.42
           103.2000                 2.36             2.15         1.90            1.64          1.35         1.04         0.38
           103.2500                 2.35             2.14         1.89            1.62          1.33         1.01         0.34
           103.3000                 2.34             2.13         1.87            1.60          1.31         0.99         0.31
           103.3500                 2.33             2.12         1.86            1.58          1.29         0.96         0.27
           103.4000                 2.32             2.11         1.84            1.56          1.26         0.93         0.23
           103.4500                 2.32             2.10         1.83            1.54          1.24         0.91         0.20
           103.5000                 2.31             2.08         1.81            1.53          1.22         0.88         0.16
           103.5500                 2.30             2.07         1.80            1.51          1.20         0.85         0.13
           103.6000                 2.29             2.06         1.78            1.49          1.17         0.83         0.09

                WAL                 6.95             4.86         3.55            2.77          2.24         1.85         1.35
           Mod Durn                 6.08             4.42         3.33            2.64          2.16         1.80         1.33
     Payment Window        Oct03 - Dec16    Oct03 - Aug13 Oct03 - Dec10  Oct03 - May09 Oct03 - Apr08 Oct03 - Jun07Oct03 - Jun06

          LIBOR_1MO                 1.12             1.12         1.12            1.12          1.12         1.12         1.12
          LIBOR_6MO                 1.21             1.21         1.21            1.21          1.21         1.21         1.21
             Prepay               10 CPR           15 CPR       20 CPR          25 CPR        30 CPR       35 CPR       45 CPR
Optional Redemption              Call (Y)         Call (Y)     Call (Y)        Call (Y)      Call (Y)     Call (Y)     Call (Y)

        MLCC2003-F-COMPMAT - BEEM - A2
--------------------------------------

         Balance       $150,000,000.00         Delay            24      Formula       #NetRate2          WAC         3.112174664
          Coupon                 2.903         Dated      9/1/2003          NET        2.862175
          Settle             9/25/2003 First Payment    10/25/2003          WAM             297

           Price                     1             2             3            4               5            6                   7
          Prepay                10 CPR        15 CPR        20 CPR       25 CPR          30 CPR       35 CPR              45 CPR
                                    DM            DM            DM           DM              DM           DM                  DM
        --------                   ---           ---            --           --              --           --                 ----
        102.6000                   124           107            86           64              41           15                 (39)
        102.6500                   123           106            85           63              39           13                 (43)
        102.7000                   123           105            83           61              37           10                 (47)
        102.7500                   122           104            82           59              34            7                 (50)
        102.8000                   121           103            81           57              32            4                 (54)
        102.8500                   120           102            79           55              30            2                 (58)
        102.9000                   119           100            78           53              28           (1)                (61)
        102.9500                   119            99            76           52              25           (4)                (65)
        103.0000                   118            98            75           50              23           (6)                (69)
        103.0500                   117            97            73           48              21           (9)                (72)
        103.1000                   116            96            72           46              19          (12)                (76)
        103.1500                   115            95            70           44              16          (14)                (79)
        103.2000                   115            94            69           43              14          (17)                (83)
        103.2500                   114            93            68           41              12          (20)                (87)
        103.3000                   113            92            66           39              10          (22)                (90)
        103.3500                   112            91            65           37               8          (25)                (94)
        103.4000                   111            90            63           35               5          (28)                (98)
        103.4500                   111            89            62           33               3          (30)               (101)
        103.5000                   110            87            60           32               1          (33)               (105)
        103.5500                   109            86            59           30              (1)         (36)               (108)
        103.6000                   108            85            57           28              (4)         (38)               (112)

             WAL                  7.46          5.29          3.98         3.10            2.50         2.07                1.50
        Mod Durn                  6.43          4.75          3.68         2.93            2.39         2.01                1.48
  Payment Window         Oct03 - Jul20 Oct03 - Sep16 Oct03 - Dec13 Oct03 - Oct11  Oct03 - Mar10 Oct03 - Feb09      Oct03 - Aug07

       LIBOR_1MO                  1.12          1.12          1.12         1.12            1.12         1.12                1.12
       LIBOR_6MO                  1.21          1.21          1.21         1.21            1.21         1.21                1.21
          Prepay                10 CPR        15 CPR        20 CPR       25 CPR          30 CPR       35 CPR              45 CPR
        Optional
      Redemption              Call (Y)      Call (Y)      Call (Y)     Call (Y)        Call (Y)     Call (Y)            Call (Y)